EXHIBIT 99.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Each of the undersigned officers of First Albany Companies Inc., a New York corporation (the "Company"), does hereby certify to such officer's knowledge that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2002	/s/ GEORGE C. MC NAMEE
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George C. Mc Namee
Co-Chief Executive Officer

Date: November 12, 2002	/s/ ALAN P. GOLDBERG
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Alan P. Goldberg
President/Co-Chief Executive Officer

Date: November 12, 2002	/s/ STEVEN R. JENKINS
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Steven R. Jenkins
Chief Financial Officer